UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ZYTO Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0 11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ZYTO CORP

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2010 at 4:00 p.m. Mountain Time

To the Stockholders of
ZYTO Corp:

The Annual Meeting of Stockholders of ZYTO Corp, a Delaware corporation (the “Company”) will be held at the Company’s offices, 387 South 520 West, Suite 200, Lindon, Utah 84042 on December 16, 2010 at 4:00 p.m., Mountain Time.  The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

(1)	To elect seven directors to hold office for staggered terms ranging from one to three years;

(2)	To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as independent auditors; and

(3)	To consider such other matters as may properly come before the meeting.

Information concerning the matters to be acted upon at the annual meeting is set forth in the accompanying Proxy Statement.  The Board of Directors has fixed the close of business on November 1, 2010 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Lindon, Utah	Vaughn R Cook
November 10, 2010	Chief Executive Officer and Chairman of the Board

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNING IT TO THE COMPANY PRIOR TO THE ANNUAL MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER,BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ZYTO CORP
387 South 520 West, Suite 200
Lindon, Utah 84042

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

December 16, 2010

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders of ZYTO Corp, a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company’s Common Stock (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held December 16, 2010 at 4:00 p.m. Mountain Time, and at any adjournment or postponement thereof (the “Annual Meeting”).  This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about November 10, 2010.

The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying material.  In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone or telegram.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTING

Record Date

The Board of Directors has fixed the close of business on November 1, 2010 as the record date (the “Record Date”) for determination of Stockholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were issued and outstanding 34,932,543 shares of Common Stock.  The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies.  If no instructions are indicated, such shares will be voted FOR the election of each of the seven director nominees, as more particularly described under Proposal 1 and FOR ratification of Hansen Barnett & Maxwell, P.C. as the Company’s independent registered public accounting firm, as more particularly described under Proposal 2 and, in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting.  A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required

The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting.  Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or the absence of a quorum.  Under the General Corporation Law of the State of Delaware, once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of directors, stockholders will not be allowed to cumulate their votes.  Each share of the Company’s outstanding voting stock shall be allowed to vote for up to seven nominees.  The seven nominees receiving the highest number of votes will be elected.  The approval of any other matter presented for approval by the stockholders will be approved, in accordance with Delaware law, if the votes cast in favor of a matter exceed the votes cast opposing such matter.  Accordingly, abstentions and broker non-votes will not affect the outcome of the various matters voted upon at the meeting.

Householding

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain registered stockholders who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a registered stockholder and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call at 1-800-542-1061, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder, information regarding householding of proxy materials should have been forwarded to you by your bank or broker. Registered stockholders are those stockholders who maintain shares under their own names. Beneficial stockholders are those stockholders who have their shares deposited with a bank or brokerage firm.

However, please note that if you want to receive a paper proxy card or vote instruction form or other proxy materials for purposes of this year’s Meeting, you should follow the instructions included in the Notice of Internet Availability that was sent to you.

PROPOSAL NO. 1   ELECTION OF DIRECTORS

This Proposal No. 1 is to elect seven directors.  The Board of Directors of the Company currently consists of four directors.  Directors serve until their successors are elected and qualified.  Pursuant to our Amended and Restated Bylaws, the Board of Directors is classified into three classes of directors with staggered terms of office.  At this Annual Meeting, it is proposed that two directors be elected for a one-year term of office, three directors be elected for a two-year term of office, and two directors be elected for a three-year term of office.  When directors are elected at all subsequent Annual Meetings of Stockholders, they will be elected to three-year terms.  Accordingly, the Board of Directors of the Company recommends and proposes that Beverly Clark and Glen Miner be elected as directors to serve until the next Annual Meeting of Stockholders in 2011 (“Class III Directors”), that Gene V. Nielsen, Adam D. Ford and Hammad M. Shaw be elected as directors to serve until the Annual Meeting of Stockholders in 2012 (“Class II Directors”), and that Vaughn R Cook and Kami J. Howard be elected as directors to serve until the Annual Meeting of Stockholders in 2013 (“Class I Directors”).

In the event that a nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors.  The Board of Directors has no reason to believe that nominees will be unable or unwilling to serve.

Nominees are elected if they receive more “For” votes than “Against” votes of the shares present in person, by remote communication, if applicable, or represented by proxy and entitled to vote generally on the election of directors.   If a currently serving nominee receives more “Against” votes than “For” votes, then the nominee will continue to be a “holdover” director, and will cease to be a director if our Board determines that, based on the fact that the director received more “Against” votes than “For” votes and the other facts the Board may deem relevant, our Board decides to accept the nominee’s previously submitted conditional resignation.  Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of Vaughn R Cook and Kami J. Howard as Class I Directors, Gene V. Nielsen, Adam D. Ford and Hammad M. Shah as Class II Directors and Beverly Clark and Glen Miner as Class III Directors.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information regarding each nominee for election at the Annual Meeting is provided below.

Vaughn R Cook founded ZYTO and has served as Chairman of the Board and Chief Executive Officer since its incorporation in December of 2004.  He has been employed full time by ZYTO since its inception.  Dr. Cook is an honors graduate of Utah State University, has an acupuncture degree from the Oriental Medical Institute of Hawaii, and an OMD (Oriental Medical Healthcare professional) degree from the North American Academy of Advanced Asian Medicine.  He is board certified and licensed as an acupuncturist in Utah.  For over twenty years Dr. Cook has worked in the Complementary and Alternative Medical field. He has specialized in technology applications that integrate western and eastern medicine. He has worked for Esion Corp, the company that developed the Interro, has been the President and owner of Digital Health Corp, the company that developed the OmegaAcubase System; President of BioMeridian International, Inc., the company that developed the MSA Pro and other related technology.  He has developed two computer-based systems used by healthcare professionals around the world. The first was the Omega AcuBase System and the most recent of is ZYTO technology.  Concurrent with his work with technology Dr. Cook owned and operated the Utah Acupuncture Clinic and the Meridian Health Center in Salt Lake City, Utah.  This clinical background has allowed him to develop equipment from the perspective of a practicing healthcare professional, which combined with an extensive background in business, has resulted in technology that is clinically effective and financially practical.  He has traveled extensively and taught principles of alternative medicine throughout the United States and in many countries.

Kami J. Howard joined ZYTO in April 2007 as the Chief Financial Officer and was first elected to serve as a director of the Company in October 2008.  Ms. Howard was elected by our Board of Directors to serve as our Secretary on June 27, 2010.   As a member of our senior management team she is involved in strategic planning and is responsible for all financial, regulatory, and investor relation aspects of the business. Prior to joining ZYTO, Ms. Howard spent five years at Browz, LLC, a technology company specializing in supply chain verification, where she served as Vice President and Company Controller for the entire length of her employment.  Her responsibilities included accounting, business and tax planning on behalf of the LLC and its members. From 2000 to 2003, Ms. Howard served as Vice President and Corporate Controller for BioMeridian Corporation and its subsidiaries. Prior to her appointment at BioMeridian, Ms. Howard served in various senior financial positions. She holds a B.S. in accounting and a Master’s Degree in Business Administration.

Adam D. Ford was first elected to serve as a director of ZYTO in April 2008.  Mr. Ford is an attorney licensed in New York and Utah. He is an honors graduate of Brigham Young University and was a Crawford-Robinson Scholar at the Duke University School Law. In 2001, he began his career with Shearman & Sterling LP in New York City and also practiced with McDermott Will & Emery LP from 2003 to 2006 before moving back to Utah to open his own practice. He has represented Lenzing AG in the sale of Lenzing Fibers Corporation; IDT Corporation in the acquisition of substantially all the assets of Winstar Communications, Inc; KMPG LLP in its acquisition of various offices of Arthur Anderson LLP; Wachovia Securities in Choice One Communications credit agreement restructuring; Wachovia Securities in Perry Ellis International credit agreement restructuring; Rhodes Furniture Group in credit agreement restructuring with Heilig-Meyers; Parmalat USA Corporation and Farmland Dairies, LLC as conflicts counsel in bankruptcy; Motels of America, LLC as counsel to debtor in bankruptcy; Intelsat, Ltd. in MCI/Worldcom, Space Systems/Loral and Verestar bankruptcies; Norddeutsche Landesbank Girozentrale as largest secured creditor in Speigel/Eddie Bauer bankruptcy; ChoHung Bank as largest secured creditor in SK Global America, Inc. bankruptcy; Merrill Lynch, Pierce, Fenner & Smith as creditor in Special Metals Corporation bankruptcy; Bank of America Securities as creditor in Adelphia Communications Corporation bankruptcy; General Electric Capital Corporation as secured creditor in PSINet, Inc. bankruptcy, as well as many other corporate and litigation matters.

Hammad M. Shah was first elected to serve as a director of ZYTO in October 2008, and currently serves as the Chief Strategy Officer at MedAssurant. In this role Mr. Shah holds the responsibility for the strategy, design, development, implementation, operations, and expansion of MedAssurant’s Strategic Products, Services, and Solutions (SPSS) Group, as well as MedAssurant’s strategic partnerships and alliances, acquisitions, international growth initiatives, and the support of MedAssurant’s broader strategic initiatives.  Prior to joining MedAssurant in July 2010, Mr. Shah served in senior roles for Express Scripts from April 2007 to July 2010.  As Vice President and General Manager of Emerging Markets for Express Scripts, one of the healthcare industry’s largest pharmacy benefit management companies with focus on data-driven solutions in areas of patient medication adherence, drug utilization improvement, cost management, and patient care services. At Express Scripts Mr. Shah was responsible for the strategy and leadership of five business units spread across clinical, distribution operations, and consumer directed health market operations with total revenue of $1.3 billion in annual revenues.  Prior to this, Mr. Shah was Vice President of Strategy and Business Development, International Operations at Express Scripts where he lead the organization’s global strategy and business development with specific emphasis on Europe and the Far East.  Prior to his tenure at Express Scripts, Mr. Shah held multiple roles as Vice President, Chief Operating Officer, and General Manager at VetCentric from July 2006 to April 2007, PharMerica from May 2005 to July 2006, Caremark from October 2002 to March 2005, and Eckerd Corporation from May 1987 to October 2002. Mr. Shah received a Masters of Health Sector Management and a Masters in Business Administration from Arizona State University, and a Bachelors of Science in Pharmacy from Temple University, and is a licensed pharmacist.

Gene V. Nielsen has, since 2008, served as a Partner for Tatum, LLC, the largest executive services firm in the U.S. focused on providing strategic, operations and project leadership to companies in need of Chief Financial Officer services.  From 2006-2008, Mr. Nielsen consulted as Chief Financial Officer/Chief Operating Officer for a VOIP Telecomm Start Up Company and a Human Resource Company.  From 2004-2006, Mr. Nielsen served as Senior Division Controller for two divisions of Motorola, Inc., providing public safety and public service software.  In February 2006, he became General Manager of the Salt Lake City, Utah office. Prior to Motorola, from 2001-2004, he was a key member of the CRISNET management team. As Chief Financial Officer and Chief Operating Officer, he directed the transformation and restructuring allowing phenomenal revenue and profit growth subsequently resulting in the sale to Motorola. CRISNET, Inc. was a leading provider of public safety software providing both COTS and Custom Software solutions.  Before joining CRISNET, Mr. Nielsen served as Chief Financial Officer of a regional construction and real estate developer in four western states. He led Finance and served as Secretary-Treasurer of all business entities. He oversaw $170 million in annual construction revenue and 600,000 square feet of rentable commercial, industrial and office space.  Prior to the aforementioned, Mr. Nielsen was a Partner in Public Accounting Firms located in Salt Lake City, Utah and Denver, Colorado. Mr. Nielsen holds a Bachelor of Science degree in Accounting from the University of Utah and is a licensed CPA.

Beverly Clark is the owner of “Beverly Clark Collection,” a company she formed in 1986, which publishes books and manufactures a line of accessory products for the wedding industry which are sold to thousands of stores around the country, including Target and Wal-Mart.  Ms. Clark is also a founding investor in ReGeneration, a private company which focuses on preventative medicine, anti-aging and bio-identical hormone therapy.  In 2008, Ms. Clark launched Beverly Clark Diamonds, a direct to consumer diamonds website business.  In addition, Ms. Clark is currently developing a wedding shoe line and a collection of bedding under the brand Beverly Clark Home.  Ms. Clark co-founded Enviro Energy Solutions in 2004.  The company produces a retro-fit product for diesel engines which lowers emissions and increases fuel mileage.  In 2000, Ms. Clark launched an internet company, Weddinglocation.com, which markets hotel and resort properties for destination weddings and honeymoons.  Ms. Clark also launched a magazine, The Elite Wedding Collection, which provides a printed component to this marketing effort.  Ms. Clark holds a Bachelor of Science degree in Business Administration with an emphasis in Marketing.

Glen Miner has extensive experience in many aspects of business, particularly relating to financial transactions and analysis.  Most recently, he has worked as an owner and as the VP of sales for M Squared Procurement and Logistics, a Utah-based company specializing in the manufacturing and logistics of beverages for multiple product companies throughout the United States.  From 2002-2009 Mr. Miner was a managing partner for Contact Mortgage of Orem, Utah.  This company specialized in residential mortgages as well as direct lending.  As a managing partner Mr. Miner was, in part, responsible for the day-to-day operations as well as initial underwriting and financial analysis for business conducted by the company.  Mr. Miner began his career at Morgan Stanley where he worked until 2002.  During his tenure at Morgan Stanley he obtained multiple securities licenses and sold a variety of security products and financial instruments.  While there, he developed a training program for customer service agents and managed as many as eighty employees in a department specializing in tax question resolution.  In addition, he developed a computer program (TRIGGER) used to analyze tax information provided to customers by Morgan Stanley and identifying problem areas.  This program was implemented in 2000 and used until 2008 by Morgan Stanley offices in both Utah and New York.  Mr. Miner holds an Associate’s degree from the College of Eastern Utah.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board and Committees of the Board

Board Independence; Lead Independent Director

The Board currently consists of four directors.  Two of these directors are independent directors and two directors are current members of our executive management.  Each of our non-management directors meets the qualifications for independence under the listing standards of NASDAQ Stock Market, LLC.  Following the Annual Meeting, our Board will consist of seven members, five of whom are independent.  Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ Stock Market, LLC, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships among each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that Adam D. Ford, Hammad M. Shaw, Gene V. Nielsen, Beverly Clark and Glen Miner would be independent directors within the meaning of the applicable NASDAQ Stock Market, LLC listing standards.  In making this determination, the Board found that none of these directors or nominees for director would have a material or other disqualifying relationship with us.

Board Meeting Attendance

Our Board held six (6) meetings during the fiscal year ended December 31, 2009.  All of our current directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served that were held during the portion of the last fiscal year for which they were directors or committee members, respectively.

Committees of the Board

During the later portion of fiscal 2010, the Board has three standing committees: Audit, Compensation, and Nomination and Corporate Governance.  From time to time, the Board may create ad hoc committees for special purposes.  To date, no committee has held any meeting nor conducted any business.  Such committees will begin holding meetings beginning January 2011.

A description of each standing committee of the Board follows.  Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Board has determined that each member of each committee meets the applicable rules and regulations of NASDAQ Stock Market, LLC regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to us.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board of Directors. The Audit Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company’s internal audit function and independent auditor. The Audit Committee reviews and assesses the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of the independent auditor.

The membership of the Audit Committee shall consist of at least three directors, all of whom shall meet the independence requirements established by the Board of Directors and applicable laws, regulations, and listing requirements. Each member of the Audit Committee shall, in the judgment of the Board of Directors, have the ability to read and understand fundamental financial statements and otherwise meet the financial sophistication standard established by the requirements of the NASDAQ Stock Market, LLC. In addition, the Audit Committee Chair must have accounting or related financial management expertise, consistent with applicable stock exchange listing standards. At least one member of the Committee shall in the judgment of the Board of Directors be an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. The Board of Directors appoints the members of the Audit Committee and its chairperson. The Board of Directors may remove any member from the Audit Committee at any time with or without cause.  Director’s compensation is the only compensation which members of the Audit Committee may receive from the Company.

Compensation Committee

The Compensation Committee’s role is to discharge the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers, the adoption of policies that govern the Company’s compensation and benefit programs, oversight of plans for executive officer development and succession, and to fulfill certain other responsibilities.  Membership of the Compensation Committee shall consist of at least three directors, each of whom shall meet the definitions of “independent director” under the rules of the NASDAQ Stock Market, LLC.

Nominating and Corporate Governance Committee

The purposes of the Nominating and Corporate Governance Committee (the “Governance Committee”) of the Board of Directors shall be to recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board; to advise the Board with respect to the Board’s composition, procedures and committees; to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; and to oversee the evaluation of the Board of Directors. The Governance Committee shall be comprised of three or more directors each of whom has been affirmatively determined in the business judgment of the Board of Directors to qualify as an independent director under (a) the rules of NASDAQ Stock Market, LLC and (b) the Company’s Corporate Governance Guidelines.  Such members will be elected by and serve at the pleasure of the Board of Directors.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Company has selected Hansen Barnett & Maxwell, P.C., an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2010.  We are submitting our selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.  Hansen Barnett & Maxwell, P.C. has audited our historical consolidated financial statements for all annual periods since 2005.  We expect representatives of Hansen Barnett & Maxwell P.C. will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

Our Bylaws do not require our stockholders to ratify the selection of Hansen Barnett & Maxwell, P.C. as our independent auditors.  However, we are submitting the selection of Hansen Barnett & Maxwell, P.C. to the stockholders for ratification as a matter of good corporate practice.  If the stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Hansen Barnett & Maxwell, P.C.  Even if the selection is ratified, the Board and the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.  Abstentions will be counted toward the tabulation of votes cast on the proposal for quorum purposes and will have the same effect as “Against” votes.  Broker non-votes will have no effect on the outcome of the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT
OF HANSEN BARNETT & MAXWELL, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

Principal Accounting Fees and Services

Our principal accountants and auditors are Hansen, Barnett & Maxwell, P.C. (“HBM”). We engaged HBM as our principal accountant for the purposes of auditing our financial statements in 2007. At the time of the initial engagement, HBM audited our financial statements for the fiscal years ended December 31, 2005 and December 31, 2006. There are not and have not been any disagreements between us and HBM on any matter of accounting principles, practices or financial statement disclosure.

Pursuant to its policies, the Audit Committee pre-approves all audit and non-audit services provided to us by the independent registered public accounting firm.  According to the Audit Committee charter, this pre-approval authority may be delegated to a single member of the Audit Committee and then reviewed by the entire Audit Committee at the Audit Committee’s next meeting.

OTHER MATTERS

At the Annual Meeting, management will provide a business overview of the Company.   Management knows of no other matters to be submitted to the Annual Meeting.  If any matters properly come before the Annual Meeting, however, it is intended that the person named in the enclosed form of proxy will vote such proxy in accordance with his or her best judgment.

It is important that your shares be represented at the Annual Meeting regardless of the number of shares which you hold.  You are therefore urged to promptly vote online or execute and return the accompanying proxy to ZYTO Corp, Attn: Kami J. Howard, 387 South 520 West, Suite 200, Lindon, Utah 84042.  Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

DATED: November 10, 2010

Vaughn R Cook
Chief Executive Officer and Chairman of the Board

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

OF

ZYTO CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby makes, constitutes and appoints Vaughn R Cook, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of ZYTO Corp, a Delaware corporation (the “Company”), to be held at the offices of the Company, 387 South 520 West, Suite 200, Lindon, Utah 84042 on December 16, 2010 at 4:00 p.m., Mountain Standard Time, or any adjournment thereof, according to the number of votes the undersigned would be entitled to cast if personally present, as follows:

1.             To elect Beverly Clark and Glen Miner to a one-year term, Gene V. Nielsen, Adam D. Ford and Hammad M. Shaw to a two-year term and Kami J. Howard and Vaughn R Cook to a three-year term.

[ ] FOR ALL	[ ] AGAINST ALL	[ ] ABSTAIN

[ ] FOR ALL EXCEPT: ________________________________

(To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line above).

2.             To ratify the appointment of Hansen Barnett & Maxwell, P.C. to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.             To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESIGNATED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, SUCH WILL BE DEEMED TO BE “FOR” EACH ITEM.

DATED:  November ___, 2010
_____________________________________
(Signature  of Stockholder)

DATED:  November ___, 2010
______________________________________
(Signature  of Stockholder, if joint Stockholder)

_____________________________________
Exact Name(s) of Stockholder(s)
(Please Print)

I/we plan to attend the Annual Meeting:    [  ] Yes    [  ] No

Please sign your name exactly as it appears on your stock certificate.  The president or other authorized officer of a corporate stockholder should sign this Proxy on behalf of the Company, with the office held by such person being designated.  If shares are held jointly, each stockholder should sign.  Executors, trustees and other fiduciaries should so indicate when signing.  Please sign, date and return this Proxy immediately.

STOCKHOLDERS SHOULD SIGN AND RETURN THIS PROXY PROMPTLY TO: ZYTO Corp 387 South 520 West, Suite 200 Lindon, Utah 84042 Attention: Kami J. Howard

PLEASE RETURN BOTH PAGES OF THIS PROXY